INVESTMENT ADVISER                         REPORT TO SHAREHOLDERS
     Legg Mason Fund Adviser, Inc.        FOR THE SIX MONTHS ENDED
     Baltimore, MD                           SEPTEMBER 30, 1995
BOARD OF DIRECTORS
     Raymond A. Mason, Chairman
     John F. Curley, Jr.
     Richard G. Gilmore
     Charles F. Haugh                                THE
     Arnold L. Lehman                             LEGG MASON
     Dr. Jill E. McGovern                          SPECIAL
     T. A. Rodgers                                INVESTMENT
     Edward A. Taber, III                         TRUST, INC.
TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA
CUSTODIAN
     State Street Bank & Trust Company          NAVIGATOR CLASS
     Boston, MA
COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, DC                       PUTTING YOUR FUTURE FIRST
INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.              (Legg Mason Funds Logo)
     Baltimore, MD

     THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR
     ACCOMPANIED BY A PROSPECTUS.

                      LEGG MASON WOOD WALKER, INCORPORATED

                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000

(Recycled Paper logo) PRINTED ON RECYCLED PAPER
LMF-009

     TO OUR SHAREHOLDERS,
         The Special Investment Trust's net asset value per share rose 9.0% from $21.49 to $23.42 in the quarter ended September 30, 1995. That gain compares to total returns (appreciation plus reinvested dividends) of 7.1% on the Value Line index of 1700 stocks and 7.9% on Standard & Poor's 500 stock composite index during the same period. In the nine months through September 30, the Trust's total return was 23.7%, compared to returns of 21.5% and 29.7% on the Value Line and Standard & Poor's indices.
         An investment of $10,000 in the Trust when it was formed in December, 1994, would have grown to $12,255 by September 30, 1995 (assuming reinvestment of dividends and distributions), a total return of 23.3%.
         Beginning on the next page, Bill Miller, the Trust's portfolio manager, comments on the investment outlook.
                                          Sincerely,
                                          (Signature of John F. Curley, Jr.)
                                          John F. Curley, Jr.
                                          President
     November 3, 1995

     PORTFOLIO MANAGER'S COMMENTS
    Your fund rose 8.98% in the quarter, outperforming both the S&P 500 and the Dow Jones Industrial average, which were up 7.94% and 5.78%, respectively. This brought our year to date results to a gain of 23.73% through September 30.
    Although we outperformed the major indices in the quarter, so did most other funds, as stocks rose steadily throughout the summer, led by technology and financial services equities. We have a good position in financials, but only moderate weightings in technology compared to the star performers this year.
    Most funds that focus on small and mid-sized companies are growth funds that employ some version of a momentum-based investment methodology. We, of course, use a value philosophy. In years such as this, when technology stocks are soaring and momentum investing is in vogue, we tend to underperform funds in our category. Despite excellent absolute results that exceed our long-term average returns, we are trailing the high flyers this year and will probably continue to do so as long as the market remains focused on powerful earnings stories.
    We have given back some of our gains early in the fourth quarter as stocks have been buffetted by the usual end-of-year cross currents. Taxable investors with large profits are looking around for losses to offset those gains, precipitating additional selling in stocks already down for the year. This is a mixed blessing for us. We expect to find some good new ideas among the market's lepers, but are finding some of our own names being pounded as people dump them for tax purposes. The result is to hurt us near-term, but build in larger long-term opportunities.
    The effect on the portfolio of this tax maneuvering can be dramatic. Late in the third quarter we had not only outperformed during that period, but had also made up all of the underperformance of the previous six months, moving ahead of the S&P and other similar funds. In the last six weeks, though, as the tax selling has accelerated, our results have decelerated. This is frustrating for us, both as investors and managers, but investing is a marathon and not a sprint, and these fluctuations even out over time.
    Michael Steinhardt announced his retirement and the disbanding of his hugely successful investment partnership a few weeks ago. This is something you probably missed unless you follow the markets quite closely. For 30 years Steinhardt plied his aggressive, high turnover, trading-oriented style with phenomenal success, reportedly averaging returns of almost 30% per year, albeit with high volatility and using a lot of leverage. In a recent interview with the WASHINGTON POST he commented on the art of investing, and on the current investing environment. I have not seen a better, short account of those topics, so rather than trying to rehash it, I'll quote part of it:
          Q: HOW DO YOU MAKE MONEY IN THE MARKET?
          A: The way you almost always make money in a market, in a stock, is if you have a variant perception, a different view that proves right. There are almost no exceptions. That is a big point. It is almost a truism, but hardly focused on . . .
          Q: WHAT IS THE VARIANT PERCEPTION THAT INFORMS YOUR CURRENT VIEW OF STOCKS?
          A: The variant perception, which I call the idyllic world view, is that to a great degree the world is a much, much, much better place. It is a safer place, a more secure place. The risks of important political and economic dislocation are much less. Until the market professionals reach a level of enthusiasm for the real state of the world, the stock market will continue to go up.
    He elaborated on the positives in this environment, especially the benefits of what he calls "benign capitalism" and his belief that "the historic fears about inflation are exaggerated," and says he expects bond yields to fall to 6% or below in the next year. Finally, he notes that the hardest thing about successful investing is to have a view that is against the consensus and to bet that view, knowing that if you do that "you will always be bombarded by the conventional wisdom."
    Many investors today might respond that with stocks up well over 20% in less than a year, and with long-term interest rates having fallen from over 8% to 6.4% in the past twelve months, market professionals have already embraced the idyllic world view. We believe those skeptics are wrong.
    Stocks now sell at about the average price-earnings ratio of the past 70 years. Yet inflation is below the long-term average of 3.1%, while interest rates, both short-term and long-term, are above their historic averages. The market is still demanding a premium in rates to compensate for its fear of inflation and has not put stock valuations up in response to either the prospect of continued low inflation or the possibility of sustained prosperity if the "idyllic world view" proves correct.
    Put somewhat differently, stocks are as attractive today, if not more attractive, on a long-term basis, than they were when the Dow was 1000 or
2

2000 or 3000. All of the gain in stocks that we have seen has been due to the increase in earnings over the long term. There has been no mark-up for the world's being a safer, better, more secure place.
    Philosophical followers of pragmatists William James or Charles Peirce might respond that all this talk of an "idyllic world view" or of a "safer, better place" is just so many words. The market has experience of unexpected inflation, of recessions arriving to torpedo earnings, and of a myriad of unpredictable events knocking the market when least expected. It has no experience of sustained prosperity and minimal inflation, save perhaps the 1950s and early 1960s, and then the spector of the cold war and the memory of depression subdued investors' enthusiasm. What practical difference has the "idyllic world view", even if it's right, made to the investment landscape, these skeptics might ask? If it hasn't made any practical difference, then it is meaningless word-mongering, and waiting for the market to embrace it will be like waiting for Godot.
    That is almost, but not quite, right. If valuations are to move higher, then many of the fears in the market will first have to dissipate. Returns on equity and assets will have to stay elevated above historic norms, the economy will have to avoid recession, inflation will have to remain quiescent, corporate profits will have to move steadily higher, or at least not decline, Japan will have to avoid imploding due to its banking and real estate woes, Russia will have to keep from spiralling out of control, the Balkan troubles will have to be contained, and so on.
    These are legitimate concerns and it is unlikely they will all fade harmlessly away. But there is practical evidence that things are better and it goes beyond economic data such as the unprecedented productivity growth this far into an economic cycle, or the 30-year lows in unit labor costs.
    The main evidence is low economic and market volatility. Since 1992 the market has exhibited record low volatility. This has led many market analysts to predict a return to high volatility, on the grounds that low volatility historically has been followed by higher volatility. It has been, but that has been due to the economic, political, and social dislocations that Steinhardt referred to. The low volatility that we have experienced is due to the lack of such dislocations, and if we have fewer of them, the markets will remain calmer and more consistent. Consistency and lack of volatility are the hallmarks of the so-called ruler stocks, such as Coca-Cola and Wal Mart, whose earnings go up steadily year after year, and which rarely experience serious setbacks.
    We are not ready to proclaim the birth of the ruler market, though the first nine months of this year are consistent with such a view. It is unlikely that everything will go right indefinitely, and when things begin to go wrong, it is certain that the bears, aided and abetted by the press, will encourage the legitimate concerns that will arise.
    We have no doubt that the market will experience periodic setbacks that look to become much more serious. We believe, though, that the improvements experienced in the past five years are sustainable and that investing on that basis will prove quite rewarding.
    As always, we appreciate your support and welcome your comments.
                                                                Bill Miller, CFA
November 3, 1995
DJIA 4825.57
                                                                               3

     PERFORMANCE INFORMATION
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.

TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND LIFE OF FUND, AS OF SEPTEMBER 30, 1995
          The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
          The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur
      Rule 12b-1 distribution fees.
          Total returns as of September 30, 1995 were as follows:

                                    Cumulative      Average Annual
                                   Total Return      Total Return
      Primary Class:
        One Year                          +12.64%          +12.64%
        Five Years                       +129.29           +18.05
        Life of Class(dagger)            +225.39           +12.86
      Navigator Class:
        Life of Class(double dagger)      +23.34%             --

             (dagger) Primary Class inception-December 30, 1985
      (double dagger) Navigator Class inception-December 1, 1994

SELECTED PORTFOLIO PERFORMANCE

        Biggest gainers for the 3rd quarter 1995*
        1.  America Online, Inc.                        +56.3%
        2.  Somatix Therapy Corporation                 +44.1%
        3.  Salant Corporation                          +42.4%
        4.  Targeted Genetics Corporation               +37.1%
        5.  Biogen, Inc.                                +34.8%
        6.  John Alden Financial Corp.                  +32.1%
        7.  PennCorp Financial Group, Inc.              +29.1%
        8.  Mego Financial Corporation Warrants         +28.7%
        9.  WPP Group P.L.C. ADR                        +28.3%
       10.  Charter Medical Corporation                 +26.2%


PORTFOLIO CHANGES

Securities Added

Bell & Howell Holdings Company
Briggs & Stratton Corporation
Leucadia National Corporation



        Biggest laggers for the 3rd quarter 1995*
        1.  Chic By H.I.S, Inc.                         -28.9%
        2.  Banyan Systems Incorporated                 -26.4%
        3.  Salant Corporation Class B Warrants         -25.0%
        4.  Boomtown Inc.                               -21.9%
        5.  Johnstown America Industries, Inc.          -21.7%
        6.  Circus Circus Enterprises, Inc.             -20.6%
        7.  Value Health, Inc.                          -17.6%
        8.  Grupo Mexicano de Desarrollo S.A. ADR       -13.9%
        9.  Playtex Products, Inc.                      -12.7%
       10.  Graff Pay-Per-View Inc.                     -11.8%


Securities Sold

ALC Communications Corporation
Grupo Televisa, S.A. de C.V. Global ADS
Lady Luck Gaming Finance Corporation
  Guaranteed 1st Mortgage Series B
  10.50% 3-1-01
Stratosphere Corporation
  Guaranteed 1st Mortgage Note
  14.25% 5-15-02
The Leslie Fay Companies, Inc.

    * SECURITIES HELD FOR THE ENTIRE QUARTER.
4

     PORTFOLIO OF INVESTMENTS
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.
     SEPTEMBER 30, 1995 (UNAUDITED)

(Amounts in Thousands)                Shares      Value
COMMON STOCKS AND EQUITY INTERESTS -- 91.1%
Advertising -- 3.5%
WPP Group P.L.C.                      10,200    $24,174
WPP Group P.L.C. ADR                     445      2,142
                                                 26,316
Apparel -- 1.4%
Chic By H.I.S, Inc.                      955      7,643A,C
Salant Corporation                       450      2,644A
Salant Corporation Class B
  Warrants                               285         13A
                                                 10,300
Automotive -- 0.1%
Consorcio G Grupo Dina S.A. de
  C.V. ADS                               220        770
Banking -- 9.4%
BankAmerica Corporation                  304     18,186
BankAmerica Corporation Warrants         156      6,610A
Grupo Financiero Bancomer S.A. de
  C.V. ADS                               525      3,216
Grupo Financiero Serfin S.A. de
  C.V. ADR                               914      4,226A
Peoples Heritage Financial Group,
  Inc.                                   720     13,140
Shawmut National Corporation             750     25,219
                                                 70,597
Broadcast Media -- 0.5%
Graff Pay-Per-View Inc.                  450      3,769A
Computer Services and Systems -- 11.4%
America Online, Inc.                     590     40,562A
Banyan Systems Incorporated              343      3,475A
Bell & Howell Holdings Company           300      7,650A
Exabyte Corporation                      600      8,099A
InaCom Corp.                             785     10,696A,C
Spectrum Holobyte, Inc.                  550      6,944A
Storage Technology Corporation           350      8,575A
                                                 86,001
Construction -- 0.3%
Grupo Mexicano de Desarrollo S.A.
  ADR                                    540      2,093A
Energy -- 1.6%
California Energy Company, Inc.          600     12,300A

       (Amounts in Thousands)         Shares         Value
Entertainment -- 7.3%
Boomtown Inc.                           900         $ 8,438A,C
Circus Circus Enterprises, Inc.         525          14,700A
Hollywood Park, Inc.                  1,555          19,052A,C
Mirage Resorts, Incorporated            400          13,150A
                                                     55,340
Finance -- 8.5%
Federal National Mortgage
  Association                           100          10,350
Mego Financial Corporation Warrants     300           2,529A
Pioneer Group, Inc.                     750          20,531
Piper Jaffray Incorporated              299           4,333
The Bear Stearns Companies Inc.         386           8,296
United Asset Management Corporation     450          18,056
                                                     64,095
Health Care -- 4.3%
Charter Medical Corporation             975          19,987A
Physician Corporation of America        778          12,246A
                                                     32,233
Insurance -- 10.7%
CMAC Investment Corporation             400          21,050
Enhance Financial Services Group
  Inc.                                  517          10,594
John Alden Financial Corp.              925          20,928
Leucadia National Corporation            50           2,931
PennCorp Financial Group, Inc.          404           9,650
Value Health, Inc.                      599          15,887A
                                                     81,040
Manufacturing -- 2.1%
Briggs & Stratton Corporation            82           3,313
Danaher Corporation                     236           7,729
Johnstown America Industries, Inc.      560           4,550A,C
                                                     15,592
Medical Products and Supplies --1.1%
Sunrise Medical, Inc.                   312           8,586A
Miscellaneous -- 3.1%
Olsen & Associates AG                   300           2,595A,D
Playtex Products, Inc.                1,177          10,150A
Stewart Enterprises, Inc.               285          10,331
                                                     23,076

     LEGG MASON SPECIAL INVESTMENT TRUST, INC.

      (Amounts in Thousands)         Shares       Value
Multi-Industry -- 1.0%
Asarco Incorporated                     95     $  2,977
UNR Industries, Inc.                   530        4,571
                                                  7,548
Pharmaceuticals -- 3.2%
Biogen, Inc.                           175       10,500A
Somatix Therapy Corporation          1,836       11,244A,C
Somatix Therapy Corporation
  Warrants                             152          266A
Targeted Genetics Corporation          400        2,125A
                                                 24,135
Real Estate -- 3.3%
Regency Realty Corporation             250        4,406
Resource Mortgage Capital
  Corporation                          325        6,581
Starwood Lodging Trust                 100        2,813A
Summit Properties, Inc.                200        3,775
Walden Residential Properties,
  Inc.                                 380        7,173
                                                 24,748
Savings and Loan -- 8.1%
California Federal Bank, F.S.B.        900       14,175A
California Federal Bank, F.S.B. --
  Participation Interests               90          517A
Standard Federal Bank                  650       25,350
Washington Mutual, Inc.                795       21,068
                                                 61,110
Services -- 2.9%
Ideon Group Incorporated             2,155       22,087C
Specialty Retail -- 4.8%
Home Shopping Network, Inc.          3,025       27,981A
Mac Frugal's Bargains(Bullet)Close-outs
  Inc.    535                                     8,426A
                                                 36,407
Telecommunications -- 2.5%
Telefonos de Mexico S. A. ADR          133        4,207
WorldCom, Inc.                         450       14,456A
                                                 18,663
Total Common Stocks and Equity
  Interests
  (Identified Cost - $529,824)                  686,806

     (Amounts in Thousands)         Shares         Value

PREFERRED STOCK -- 0.3%
Mego Financial Corporation
  Series A 12% Cum.
  (Identified Cost - $2,000)            200     $  2,000C,D

                                   Principal
                                    Amount
CORPORATE BONDS -- 1.6%
Grupo Mexicano de Desarrollo
  S.A. ADR
  8.25%  2-17-01                    $11,000        5,005B
Harrah's Jazz Company
  1st Mortgage Note
  14.25% 11-15-01                     7,425        6,942
Total Corporate Bonds
  (Identified Cost - $11,473)                     11,947

SOVEREIGN OBLIGATION -- 2.2%

Argentina Par Bonds
  5.00%E  3-31-23
  (Identified Cost - $13,460)        35,000       16,997

REPURCHASE AGREEMENT -- 4.9%

Prudential Securities, Inc.
  6.25% dated 9-29-95, to be
  repurchased at $36,676 on
  10-2-95 (Collateral: Federal
  Home Loan Mortgage Corporation
  Mortgage-backed securities,
  11.0% due 8-1-24, value
  $37,932)
  (Identified Cost - $36,642)        36,642       36,642
Total Investments -- 100.1%
  (Identified Cost - $593,399)                  $754,392

       A NON-INCOME PRODUCING.
       B RULE 144A SECURITY -- A SECURITY PURCHASED PURSUANT TO RULE 144A UNDER
         THE SECURITIES ACT OF 1933 WHICH MAY NOT BE RESOLD SUBJECT TO THAT RULE EXCEPT TO QUALIFIED INSTITUTIONAL BUYERS.
       C AFFILIATED COMPANIES -- AS DEFINED IN THE INVESTMENT COMPANY ACT OF
         1940, AN "AFFILIATED COMPANY" REPRESENTS FUND OWNERSHIP OF AT LEAST 5% OF THE OUTSTANDING VOTING SECURITIES OF THE ISSUER.
       D PRIVATE PLACEMENT.
       E COUPON INCREASES 0.25% ANNUALLY UNTIL MARCH 31, 1999, THEREAFTER
         REMAINS FIXED AT 6.0% UNTIL MATURITY.
        SEE NOTES TO FINANCIAL STATEMENTS.
6

     STATEMENT OF ASSETS AND LIABILITIES
     LEGG MASON SPECIAL INVESTMENTS TRUST, INC.
     SEPTEMBER 30, 1995 (UNAUDITED)

(Amounts in Thousands)
ASSETS:
        Investments at value:
          Affiliated Companies (Identified Cost - $106,390)                                   $ 85,710
          Other Securities (Identified Cost - $487,009)                                        668,682
                                                                                                                     $754,392
        Foreign currency at value (Cost - $8)                                                                               8
        Receivable for:
          Investments sold                                                                                              2,645
          Fund shares sold                                                                                                881
        Dividends and interest receivable                                                                               1,616
        Other assets                                                                                                       30
            Total assets                                                                                              759,572
LIABILITIES:
        Payable for:
          Investments purchased                                                                                         4,102
          Fund shares repurchased                                                                                         618
        Accrued expenses                                                                                                  188
        Due to adviser and distributor                                                                                  1,080
            Total liabilities                                                                                           5,988
        Net assets                                                                                                   $753,584
ANALYSIS OF NET ASSETS:
        Accumulated paid-in capital applicable to:
          31,099 Primary shares outstanding                                                                          $546,270
           1,367 Navigator shares outstanding                                                                          26,452
        Undistributed net investment income                                                                             1,056
        Undistributed net realized gain on investments                                                                 18,813
        Unrealized appreciation of investments                                                                        160,993
        Net assets                                                                                                   $753,584
        NET ASSET VALUE PER SHARE:
          PRIMARY CLASS                                                                                              $  23.20
          NAVIGATOR CLASS                                                                                            $  23.42

     SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

     STATEMENT OF OPERATIONS
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.
     FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)

(Amounts in Thousands)
INVESTMENT INCOME:
        Dividends:
          Affiliated companies                                                                 $   366
          Other securities (net of foreign taxes withheld of $25)                                3,573
        Interest                                                                                 3,827
          Total investment income                                                                                    $  7,766
EXPENSES:
        Investment advisory fee                                                                  2,756
        Distribution and service fees                                                            3,362
        Transfer agent and shareholder servicing expense                                           337
        Custodian fee                                                                               94
        Reports to shareholders                                                                     71
        Registration fees                                                                           45
        Legal and audit fees                                                                        38
        Directors' fees                                                                              5
        Other expenses                                                                              18
                                                                                                 6,726
          Less expenses reimbursed                                                                 (17)
          Total expenses, net of reimbursement                                                                          6,709
      NET INVESTMENT INCOME                                                                                             1,057
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Realized gain on investments                                                            19,155
        Increase in unrealized appreciation of investments                                      88,938
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                 108,093
      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $109,150

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.

                                                                                              For the                  For the
                                                                                          Six Months Ended            Year Ended
(Amount in Thousands)                                                                    September 30, 1995         March 31, 1995
                                                                                            (Unaudited)
CHANGE IN NET ASSETS:
      Net investment income (loss)                                                            $  1,057                 $ (1,431)
      Net realized gain on investments                                                          19,155                    5,583
      Change in unrealized appreciation of investments                                          88,938                  (44,299)
      Change in net assets resulting from operations                                           109,150                  (40,147)
      Distributions to shareholders from
        net realized gain on investments:
          Primary Class                                                                         (4,137)                  (6,356)
          Navigator Class                                                                         (178)                      --
      Increase in net assets from Fund share transactions:
          Primary Class                                                                          9,064                   94,311
          Navigator Class                                                                        1,469                   24,922
      Increase in net assets                                                                   115,368                   72,730
NET ASSETS:
      Beginning of period                                                                      638,216                  565,486
      End of period (including undistributed net investment income of $1,056 and
       $1,488, respectively)                                                                  $753,584                 $638,216

     SEE NOTES TO FINANCIAL STATEMENTS.
8

     FINANCIAL HIGHLIGHTS
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.
         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                                Primary
                                                                                 Class                   Navigator Class
                                                                              For the Six     For the Six
                                                                              Months Ended    Months Ended      December 1, 1994C
                                                                               Sept. 30,       Sept. 30,               to
                                                                                  1995            1995           March 31, 1995
                                                                              (Unaudited)     (Unaudited)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                        $19.96          $20.03              $19.11
      Net investment income (loss)                                                  0.03            0.14                0.07
      Net realized and unrealized gain (loss) on investments and options            3.34            3.38                0.85
      Total from investment operations                                              3.37            3.52                0.92
      Distributions to shareholders from:
        Net investment income                                                         --              --                  --
        Net realized gain on investments                                           (0.13)          (0.13)                 --
        Total distributions                                                        (0.13)          (0.13)                 --
      Net asset value, end of period                                              $23.20          $23.42              $20.03
      Total return                                                                 16.98%B         17.68%B              4.81%B
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                                    1.96%A          0.86%A              0.90%A
        Net investment income (loss)                                                 0.3%A           1.4%A               1.0%A
      Portfolio turnover rate                                                       23.1%A          23.1%A              27.5%
      Net assets, end of period (in thousands)                                  $721,564        $ 32,020             $26,123

     A ANNUALIZED.
     B NOT ANNUALIZED.
     C COMMENCEMENT OF NAVIGATOR CLASS.
       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               9

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.
     (Amounts in Thousands)    (Unaudited)
1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Special Investment Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
          The Fund consists of two classes of shares: Primary Class, offered since 1985, and Navigator Class, offered to certain institutional investors since December 1, 1994. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
      Security Valuation
          Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.
      Dividends and Distribution to Shareholders
          Net investment income for dividend purposes consists of dividends and interest earned, less expenses. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Net capital gain distributions are declared and paid after the end of the tax year in which the gains are realized.
      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis.
      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.
      Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.
      Equalization
          In prior years, the Fund followed the practice of equalization by which a portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income. In the current fiscal year ending March 31, 1996, the Fund discontinued the practice of equalization, resulting in a reclassification from undistributed net investment income of $1,489 to accumulated paid-in capital.
2. INVESTMENT TRANSACTIONS:
          Investment transactions for the six months ended September 30, 1995 (excluding short-term securities) were as follows:

      Purchases                                 $ 77,152
      Proceeds from sales                         90,233

          At September 30, 1995, the cost of securities for federal income tax purposes was $593,724. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $216,866 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $56,198.
10

     (Amounts in Thousands)
3. FUND SHARE TRANSACTIONS:
          At September 30, 1995, there were 100,000 shares authorized at $.001 par value for all classes of the Fund. On December 1, 1994, when the Navigator Class became effective, 1,287 shares held in Legg Mason Profit Sharing Plan accounts, with a value of $24,601, were transferred from Primary Class to Navigator Class. Transactions in Fund shares were as follows:

                                  For the
                             Six Months Ended        For the
                               September 30,        Year Ended
                                   1995           March 31, 1995
      Primary Class          Shares   Amount    Shares    Amount
      Sold                    8,881  $ 193,103   22,874  $ 464,052
      Reinvestment of
        distributions           198      4,106      310      6,299
      Repurchased            (8,651)  (188,145) (18,741)  (376,040)
      Net increase              428  $   9,064    4,443  $  94,311

                                For the         December 1, 1994(dagger)
                           Six Months Ended            to
                          September 30, 1995     March 31, 1995
      Navigator Class     Shares      Amount   Shares      Amount
      Sold                  171       $ 3,912  1,375       $26,290
      Reinvestment of
        distributions         9           177     --            --
      Repurchased          (117)       (2,620)   (71)       (1,368)
      Net increase           63       $ 1,469  1,304       $24,922

      (dagger) COMMENCEMENT OF NAVIGATOR CLASS.
4. TRANSACTIONS WITH AFFILIATES:
          The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Adviser provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee at an annual rate of 1% of average daily net assets of the Fund for the first $100 million of such assets and 0.75% of such assets exceeding $100 million, calculated daily and payable monthly. The agreement with the Adviser provides that an expense reimbursement be made to the Fund for auditing fees, compensation of the Fund's independent directors and expenses in excess of statutory limitations.
          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.75% and an annual service fee of 0.25% of the Primary Class' average daily net assets, calculated daily and payable monthly. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $94 by the transfer agent for the six months ended September 30, 1995. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1995.
                                                                              11